UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2021
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ROCKY BRANDS, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-34382	31-1364046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39 East Canal Street, Nelsonville, Ohio 45764
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:          (740) 753-1951

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of class	Trading symbol	Name of exchange on which registered
Common Stock – No Par Value	RCKY	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 11, 2021, the Board of Directors of Rocky Brands, Inc. (the “Company”) authorized an increase of the Company’s quarterly dividend to $0.155 per share of outstanding common stock. The increased dividend will be payable on September 16, 2021 to all shareholders of record as of the close of business on September 2, 2021.

On August 11, 2021, the Company issued a press release announcing the increase in quarterly cash dividend, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

The information contained or incorporated by reference in this Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management. These forward-looking statements involve numerous risks and uncertainties, including, without limitation, the various risks inherent in the Company’s business as set forth in periodic reports filed with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended December 31, 2020 (filed March 16, 2021) and quarterly reports on Form 10-Q for the periods ended March 31, 2021 (filed May 6, 2021) and June 30, 2021 (filed August 9, 2021). One or more of these factors have affected historical results, and could in the future affect the Company’s businesses and financial results in future periods and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the Company, or any other person should not regard the inclusion of such information as a representation that the objectives and plans of the Company will be achieved. All forward-looking statements made in this press release are based on information presently available to the management of the Company. The Company assumes no obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99	Press Release, dated August 11, 2021, entitled “Rocky Brands, Inc. Declares Increase in Quarterly Cash Dividend”.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2021

Rocky Brands, Inc.

/s/ Thomas D. Robertson
Thomas D. Robertson
Executive Vice President, Chief Financial Officer, and Treasurer